UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT APRIL 30, 2011

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

Past performance is not predictive of future performance.  The above presentation is unaudited.

Annualized Total Return**

	One Year	Five Year	Ten Year
	Ending 4/30/11	Ending 4/30/11	Ending 4/30/11
Meehan Focus Fund	13.70%	3.92%	3.89%
S&P 500 Total Return Index	17.22%	2.95%	2.26%
NASDAQ Composite Index	16.75%	4.35%	3.10%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

June 28, 2011

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (the “Fund”) for the first six months of its 2011 fiscal year through April 30 was 15.80%; the Fund’s net asset value per share (“NAV”) at April 30 was $17.19.  The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) but beat the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the first six months of its 2011 fiscal year, one year, five years, and ten years are shown below with comparable results for leading market indexes.

	First Six Months of 2011 Fiscal Year November 1, 2010– April 30, 2011	One-Year Return May 1, 2010 – April 30, 2011	Annualized Return Five Years May 1, 2006 – April 30, 2011	Annualized Return Ten Years May 1, 2001 – April 30, 2011
Meehan Focus Fund	15.80%	13.70%	3.92%	3.89%
S&P 500 Total Return Index**	16.36%	17.22%	2.95%	2.26%
NASDAQ**	14.60%	16.75%	4.35%	3.10%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

*** The operating expenses disclosed above are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.16%.***

The market’s strong first quarter 2011 performance continued into April with the S&P 500 hitting a nearly three year high as the month closed.  Since the end of April, however, the market has given back some of its gains as investor concerns about signs of a slowing U.S. economy, a resurgence of the European sovereign debt crisis, the upcoming end of the Federal Reserve’s most recent round of quantitative easing, and continued turmoil in the Middle East have moved to the forefront of investors’ minds.

After the market’s steady rise beginning in August of last year, a pullback is not surprising.  It is clear that economic growth has slowed from its pace earlier in the recovery, but manufacturing activity continues to rise, interest rates remain low, and companies are hiring, albeit at a slower pace than we would like.  We are watching these developments closely, but we believe that economic growth will stabilize and markets will improve in the second half of this year.

 Since our last report, we have continued to take advantage of what we consider attractive valuations, with the S&P 500 trading at a multiple of approximately 13 times 2011 earnings, which is below historical averages.  Particularly appealing are shares of high-quality, well-capitalized multinational corporations that pay dividends and trade at a discount to intrinsic value.  With this as our focus, we have both added new stocks to the portfolio and increased the weighting of some existing holdings.

New holdings include consumer products manufacturer and retailer Tupperware Brands, natural gas exploration and production company Range Resources, and semiconductor giant Intel Corp.  The Fund also increased its international exposure through its purchase of the Japan iShares exchange traded fund after the March earthquake and tsunami.  Despite the devastating and tragic losses Japan suffered, we believe the Japanese economy and people are resilient and will rebound as others have in the wake of such calamities.  The Fund also added to existing holdings in Wal-Mart and the WisdomTree emerging markets exchange traded fund during the period.

The Fund exited two positions, Weight Watchers and St. Joe, over the past six months.  Weight Watchers was sold at a gain of more than 100% in February after it announced strong 2010 results and 2011 earnings guidance that sent its stock soaring beyond our estimate of its intrinsic value.  Florida land and development company St. Joe was sold at a modest gain after we decided that uncertainty over the company’s strategic direction and persistent weakness in the housing market had dimmed its prospects for growth.  The Fund also trimmed its positions in two stocks with substantial gains, Nestle and Terex.  Proceeds from these sales were redeployed to the Fund’s new holdings.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2011.  Our Fund held 35 stocks and approximately 84% of the Fund’s assets were invested in 25 holdings.  The top 10 holdings, which represented approximately 42% of the Fund’s portfolio on April 30, 2011, were as follows:

Company		% of Fund
1.	American Express Co.	4.8
2.	ExxonMobil Corp.	4.7
3.	Diageo PLC ADR	4.6
4.	Automatic Data Processing, Inc.	4.4
5.	Lowe’s Companies, Inc	4.1
6.	Procter & Gamble Co.	4.0
7.	WisdomTree Emerging Markets	3.9
8.	Berkshire Hathaway Inc. – B	3.9
9.	WellPoint, Inc.	3.8
10.	Johnson & Johnson	3.5
		41.6

As of April 30, 2011, all of our top ten holdings showed gains since we purchased them.  Our largest dollar gains are in long-term Fund holdings Berkshire Hathaway, General Electric, and American Express.

The Fund’s performance over the past six months was boosted by strong gains from Weight Watchers, WellPoint, and its three energy holdings, ExxonMobil, Devon Energy, and Range Resources (which is discussed below).  These gains more than offset lackluster performances from three of the Fund’s technology holdings: Google, Microsoft, and Cisco.  The Fund’s weakest performer over this time period was Cisco, which has been hurt by concerns that its quest for growth beyond its core routers and switches business has caused management to take its eye off the ball.  Despite recent setbacks and the challenges they present, we believe Cisco continues to possess competitive advantages in its core businesses that should enable it to generate attractive returns going forward.  We also like management’s recent decision to begin returning some of Cisco’s massive cash reserves to shareholders by initiating a dividend.

Brief Discussion of Three of Our Current Holdings

	Average Cost per Share	April 30, 2011 Market Price per Share	Percent Increase (Decrease)
Range Resources, Inc.	$44.65	$56.41	26.3%
WellPoint, Inc.	$44.28	$76.54	72.9%
3M Company	$80.65	$96.64	19.8%

6/15/2011 Price	$52.12
Market Cap.	$ 8.5b

Forward P/E	33.6
Price/Sales	9.0

Price/Book	3.9
Dividend Yield	0.3%

Range Resources, Inc. (RRC)

Based in Fort Worth, Texas, Range Resources is engaged in the exploration, development and acquisition of oil and gas properties in the U.S., primarily in the Southwest (TX, OK) and Appalachian (VA, PA) regions.  At year-end 2010, the company controlled 2 million net acres with 4.4 trillion cubic feet (cfe) of proved reserves.  Its daily production approximates 495 million cfe, of which nearly 80% is made up of natural gas.

Range is among the most consistent operators in the industry, recently posting 32 consecutive quarters of sequential production growth.  Much of that growth comes from the Marcellus Shale, arguably the premier shale gas play in the U.S.   Range was early to invest there and maintains the dominant position among drillers, controlling 800,000 acres under long-term, low-cost leases with an estimated 3 trillion cubic feet of production potential.

We consider efficient capital allocation to be one of Range’s major strengths.  Unlike many exploration and production companies, Range has shown a willingness to opportunistically sell assets to redirect capital to its most attractive production opportunities.  Since 2007, the company has sold nearly $2 billion worth of properties in other regions, which has allowed it to avoid excessive leverage or shareholder dilution.  In February 2011, it announced the sale of its Barnett Shale properties in the Fort Worth Basin for $900 million.  Proceeds will help fund 2011 capital expenditures of $1.38 billion, much of it planned for the Marcellus Shale.

Range enjoys one of the leanest cost structures in the industry, giving it enormous flexibility to continue drilling through periods of price weakness such as today.  It also continues to generate significant cash flow, which approximated $675 million in 2010.  Cash flow, along with asset sales, will more than fund production expenditures this year.

 Because Range’s continuing heavy investment in production results in negative earnings, traditional valuation measures such as price/earnings ratios (P/E) and return on equity (ROE) are not as applicable as the long-term earnings potential of the company.  We anticipate the demand for natural gas, and therefore its price, to increase, driven in part by the continuing push for cleaner energy in the U.S.  Meanwhile, we expect Range will increase production and position itself to be the long-term beneficiary of these trends.  We believe shareholders, too, will be rewarded over time.

6/15/2011 Price	$76.27
Market Cap.	$26.2B

Forward P/E	9.6
Price/Sales	0.5

Price/Book	1.1
Dividend Yield	1.5%

WellPoint, Inc. (WLP)

WellPoint is the largest U.S. health insurer by medical membership, serving almost 33.3 million people. It holds the exclusive license for Blue Cross and/or Blue Shield plans in 14 states, including California, Georgia, New York and Ohio.  The company provides managed care plans (PPOs, HMOs, POS plans, and others), managed care services to self-insured customers, pharmacy benefit management services and dental, vision and behavioral health plans.  It also conducts insurance operations in all fifty states and Puerto Rico, providing group term, disability, workers comp, and long-term care insurance.

WellPoint benefits from unmatched regional scale, significant pricing power, and strong operating leverage.  The regional concentration of its 14 Blue Cross/Blue Shield plans gives it strong bargaining power when negotiating discounts with healthcare providers.   The company has also shown the ability to pass through increasing medical costs in the form of higher premiums, thereby maintaining its profit margins in a highly competitive industry.

The uncertainties surrounding healthcare reform legislation weighed heavily on sector stocks in early 2010, due to the risks of limitations on premiums and/or mandated benefits.  When signed into law, the Patient Protection and Affordable Care Act also contained provisions favorable to insurers such as new insurance subsidies for uninsured individuals and an expansion of Medicaid coverage.  On balance, we expect the effect on WellPoint’s earnings of the current legislation to be modest.

WellPoint’s financial health is solid, in our view.  The company generates significant free cash flow of $2.5 billion annually and has a conservatively leveraged balance sheet at 27% debt/equity.  Management has been using this free cash flow to benefit shareholders, spending $4.4 billion in 2010 to repurchase 17% of its outstanding shares and reinstating a $0.25 per share quarterly dividend in February 2011.

We believe WellPoint’s strong market position and numerous competitive advantages will continue to benefit shareholders in the post-reform marketplace.

6/15/2011 Price	$91.58
Market Cap.	$66.0 B

Forward P/E	13.2
Price/Sales	2.4

Price/Book	4.0
Dividend Yield	2.4%

3M Company (NYSE: MMM)

Over its near 100-year history, 3M has invented some of the world’s most used and recognized consumer products, including Scotch-Tape and Post-It Notes.  This highly-diversified, industrial manufacturer sells more than 50,000 products in 60 countries across six major business segments, including Industrial & Transportation (32% of 2010 revenues), Healthcare Technologies (17%), Display & Graphics (14%), Consumer & Office (14%), Electro & Communications (11%), and Safety, Security & Protection (12%).  The company is an S&P 500 component and a part of the Dow Jones Industrial Average.

3M weathered the 2008-2009 recession well, remaining operationally profitable, continuing to invest in new product research and development (R&D), and capitalizing on attractive acquisition opportunities both here and abroad.  International sales now account for 65% of total revenues and 75% of operating profits, as management has pursued a growth strategy of expanding its footprint in high growth markets like China, Brazil, and India by investing in localized manufacturing, distribution and R&D centers.

3M has long been known for its innovative culture.  Its own “vitality index” – the percentage of sales stemming from products introduced over the previous five years – now stands at an impressive 30% (from 20% just a few years ago).  Furthermore, 3M’s ability to leverage those innovative technologies across multiple product platforms has enabled it to generate impressive returns on invested capital, which have averaged 25% over the past five years as compared to 7.2% for the S&P 1500 Industrial Conglomerates.

The company currently enjoys a healthy balance sheet - with $3.3 billion in cash, $4.2 billion in debt and $15.7 billion in shareholder’s equity at year-end 2010 – and strong free cash flow equal to 13% of sales.

3M sells at a reasonable forward P/E ratio of 13.2 and offers an above-market yield of 2.4% which, in our opinion, makes this stock an attractive long-term holding.

Source for charts and text: Morningstar, S&P, Argus, Value Line, company reports, EIA estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services.  Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely, /s/ Thomas P. Meehan Thomas P. Meehan /s/ Paul P. Meehan Paul P. Meehan /s/ R. Jordan Smyth, Jr. R. Jordan Smyth, Jr. Managers, Meehan Focus Fund

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, October 31, 2010 through April 30, 2011.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period* October 31, 2010 – April 30, 2011
Actual	$1,000.00	$1,156.80	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2011 (unaudited)

	Quantity	Fair Value
COMMON STOCK (93.4%)

Consumer Discretionary (5.9%)
Lowe's Companies	63,000	$1,653,750
Tupperware Brands Corp	12,000	764,040
		2,417,790
Consumer Staples (14.5%)
Avon Products, Inc.	12,000	352,560
Diageo PLC - ADR	23,000	1,871,510
Nestle SA Reg B ADRS	12,500	777,500
Procter & Gamble Co.	25,000	1,622,500
Walmart	24,000	1,319,520
		5,943,590
Energy (10.8%)
Devon Energy	13,000	1,183,000
Exxon Mobil Corp	22,000	1,936,000
Range Resources Corp	10,000	564,500
Noble Corp	17,000	731,170
		4,414,670
Financials (8.7%)
American Express Company	40,000	1,963,200
*Berkshire Hathaway - Class B	19,250	1,603,525
		3,566,725
Health Care (19.0%)
Becton Dickinson & Co.	11,000	945,340
Johnson & Johnson	22,000	1,445,840
Novartis AG - ADR	22,000	1,301,740
Pfizer Inc.	65,000	1,362,400
*Thermo Fisher Scientific Inc	20,000	1,199,800
WellPoint Inc.	20,000	1,535,800
		7,790,920
Industrials (11.6%)
General Dynamics	10,000	728,200
General Electric	70,000	1,431,500

*Terex Corp.	15,000	521,700
3M Co.	10,000	972,100
United Parcel Service, Inc.	15,000	1,124,550
		4,778,050
Information Technology (16.5%)
Automatic Data Processing, Inc.	33,000	1,793,550
Cisco Systems, Inc.	62,000	1,088,720
*Google Inc.	1,400	761,740
Intel Corp	20,000	463,800
Microsoft Corp	55,000	1,431,100
Western Union Company	57,000	1,211,250
		6,750,160
Materials (4.3%)
Compass Minerals International	12,000	1,171,320
Methanex Corp	18,983	612,771
		1,784,091
Utilities (2.1%)
Exelon Corporation	20,000	843,000

TOTAL COMMON STOCK (COST: $28,805,296)		$38,288,996

EXCHANGED TRADED FUNDS (COST: $2,184,638) (6.0%)
IShares MSCI Japan IN	80,000	$842,400
Wisdomtree Emerging Mkts Equity Income Fund	16,500	1,614,750
		2,457,150
SHORT-TERM SECURITIES (2.4%)	Shares
^First Western Bank Collective Asset Fund 0.250% (COST: $992,683)	992,683	$992,683

TOTAL INVESTMENTS (COST: $31,982,617) (101.8%)		$41,738,829
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.8%)		(735,064)

NET ASSETS (100.0%)		$41,003,765

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of April 30, 2011
ADR – American Depository Receipts
The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2011 (unaudited)

ASSETS
Investments in securities, at fair value (cost $31,982,617)(Note 1)	$41,738,829
Accrued dividends receivable	52,317
Accrued interest receivable	223
Total assets	$41,791,369

LIABILITIES
Security purchases payable	$748,172
Due to advisor (Note 4)	36,334
Foreign tax withholding payable	3,098
Total liabilities	$787,604

NET ASSETS	$41,003,765

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$238
Additional capital paid-in	30,519,885
Accumulated net realized gain (loss) on investments	582,620
Accumulated undistributed net investment income	144,810
Unrealized appreciation (depreciation) on investments	9,756,212

NET ASSETS	$41,003,765

Shares outstanding	2,384,695

Net asset value per share*	$17.19

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2011 (unaudited)

INVESTMENT INCOME
Interest	$887
Dividends (net of foreign withholding taxes of $11,857)	400,393
Total investment income	$401,280

EXPENSES
Investment advisory fees (Note 4)	$170,060
Service fees (Note 4)	47,239
Total expenses	$217,299

NET INVESTMENT INCOME (LOSS)	$183,981

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$1,309,664
Net change in unrealized appreciation (depreciation) of investments	4,074,939
Net realized and unrealized gain (loss) on investments	$5,384,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,568,584

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	4/30/11*	10/31/10
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$183,981	$265,783
Net realized gain (loss) from investment transactions	1,309,664	817,714
Net change in unrealized appreciation (depreciation) on investments	4,074,939	2,910,801
Net increase (decrease) in net assets resulting from operations	$5,568,584	$3,994,298

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(39,171)	$(265,783)
Captial Gains	0	0
Total distributions	$(39,171)	$(265,783)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$826,341	$1,514,452
Proceeds from reinvested dividends	38,813	525,228
Cost of shares redeemed	(392,809)	(1,987,429)
Net increase (decrease) in net assets resulting from capital share transactions	$472,345	$52,251

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,001,758	$3,780,766
NET ASSETS, BEGINNING OF PERIOD	$35,002,007	$31,221,241
NET ASSETS, END OF PERIOD	$41,003,765	$35,002,007

Accumulated undistributed net investment income	$144,810	$0

*Unaudited.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/11#	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
NET ASSET VALUE, BEGINNING OF PERIOD	$14.86	$13.28	$12.34	$17.93	$16.14	$14.50

Income (loss) from investment operations:
Net investment income (loss)	$0.08	$0.11	$0.12	$0.12	$0.04	$(0.01)
Net realized and unrealized gain (loss) on investments	2.27	1.58	0.94	(5.59)	2.72	1.91
Total from investment operations	$2.35	$1.69	$1.06	$(5.47)	$2.76	$1.90

Less Distributions:
Dividends from net realized gains	$0.00	$0.00	$0.00	$0.00	$(0.93)	$(0.26)
Distributions from net investment income	(0.02)	(0.11)	(0.12)	(0.12)	(0.04)	0.00
Total distributions	$(0.02)	$(0.11)	$(0.12)	$(0.12)	$(0.97)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$17.19	$14.86	$13.28	$12.34	$17.93	$16.14

Total Return	31.43%*	12.75%	8.58%	(30.55%)	17.10%	13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$41,004	$35,002	$31,221	$28,517	$40,231	$34,414
Ratio of expenses to average net assets	1.15%*	1.15%	1.14%	1.15%	1.36%	1.41%
Ratio of net investment income to average net assets	0.97%*	0.78%	1.00%	0.72%	0.23%	(0.08%)
Portfolio turnover rate	9.15%	21.27%	30.28%	35.92%	19.48%	23.99%

* Annualized.
# Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2006.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011 (unaudited)

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           VALUATION
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011 (unaudited)

2.           VALUATION – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2011.
	Level 1	Level 2	Level 3	Total
Common Stocks*	$38,288,996	$0	$0	$38,288,996
Exchange Trades Funds	2,457,150			2,457,150
Short-Term Securities	992,683	0	0	992,683
Total	$41,738,829	$0	$0	$41,738,829
* See schedule of investments to view Common Stocks segregated by sector type.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010
Sold………………………….	51,598	104,559
Reinvestments……………….	2,472	37,447
Redeemed……………………	(24,221)	(137,610)
Net Increase…………………	29,849	4,396

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2011, were as follows:

Purchases………………………………….	$3,962,199
Sales……………………………………….	$3,404,500

At April 30, 2011, unrealized appreciation(depreciation) of investments for tax purposes was as follows:

Appreciation…………………………………….....	$10,178,170
Depreciation……………………………………......	(421,958)
Net appreciation(depreciation) on investments…	$9,756,212

At April 30, 2011, the cost of investments for federal income tax purposes was $31,982,617.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011 (unaudited)

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2011, the Advisor received fees of $170,060.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2011, the Advisor received fees of $47,239.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which permits it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the fiscal year ending October 31, 2011.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011 (unaudited)

6.           DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax character of distributions paid during the six months ended April 30, 2011 and the year ended October 31, 2010 were as follows:

	2011	2010
Distributions from ordinary income	$39,171	$265,783

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$144,810
Unrealized appreciation(depreciation) of securities	9,756,212
Capital Loss Carryforward	*(727,043)
$9,173,979

*The Fund has unexpired capital loss carry forward for tax purposes as of October 31, 2010 totaling $727,043 which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ending October 31 as shown in the following table.

Year	Unexpired Capital Losses
2017	$727,043

7.           FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

RENEWAL OF ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Adviser”) at a meeting held on November 24, 2010.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information.  The Adviser’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.

 Provided below is a summary of certain of the factors the Board considered at the November meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund.  The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it provides to the Fund.  The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer is provided on a periodic basis to the Board.  The Board also considered the Adviser’s ability to promote the Fund and increase its assets.  The Board noted the Adviser’s commitment to the Fund through substantial monetary investments by the executive officers of the Adviser in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark indices for the fiscal year, five-year, ten-year and since inception periods ended October 31, 2010.  The Board noted that although the Fund trailed its benchmark indices over the 2010 fiscal year, it has outperformed those indices for the ten-year and since inception periods.  The Board also noted that Morningstar statistics show the Fund has outperformed its “Large Cap Blend” category over the past three years, five years, and since inception.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser.  For the twelve-month period from November 1, 2009 through October 31, 2010, the Fund outperformed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the composite account is not identical to the Fund.

The Board considered the current expenses of the Fund, including the advisory fees to be paid to the Adviser, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Advisor.  The Board noted that the Fund’s total annual operating expense ratio (after a voluntary expense reimbursement by the Adviser) is lower than the average expense ratio charged by comparable funds and that the Adviser would continue to limit expenses at 1.15%, subject to certain exceptions.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement.  The Board noted that the Adviser earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement.  In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Adviser’s expectation that is does not anticipate that Fund assets will grow to a point that will allow the Adviser to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2011 (unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2010 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of July 7 , 2011.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.  Exhibits

(a)(1)     Not applicable to semi-annual reports.

(a)(2)     The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)      Not applicable to the registrant.

(b)          The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date:           July 7, 2011

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date:           July 7, 2011

/s/ Thomas P. Meehan Thomas P. Meehan Principal Executive Officer

Date:           July 7, 2011

/s/ Paul P. Meehan Paul P. Meehan Principal Financial Officer